EXHIBIT 10.5

FORM OF NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (CEO)
THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”) is made as of the 1 day of March, 2017, between DYNEGY INC., a Delaware corporation (“Dynegy”), and all of its Affiliates (collectively, the “Company”), and Robert Flexon (“Employee”). A copy of the Dynegy Inc. 2012 Long Term Incentive Plan (the “Plan”) is annexed to this Agreement and shall be deemed a part of this Agreement as if fully set forth herein. Unless the context otherwise requires, all terms that are not defined herein but which are defined in the Plan shall have the same meaning given to them in the Plan when used herein.
1.The Grant. The Compensation and Human Resources Committee of the Board of Directors (the “Committee”) granted to Employee on March 1, 2017 (“Effective Date”), as a matter of separate inducement and not in lieu of any salary or other compensation for Employee’s services, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth in the Plan and in this Agreement, an aggregate number of shares (the “Shares”) of common stock of Dynegy, $0.01 par value per share (the “Common Stock”), at a price of $8.02 per share (the “Exercise Price”). Employee acknowledges receipt of a copy of the Plan, and agrees that the Option shall be subject to all of the terms and provisions of the Plan, including future amendments thereto, if any, pursuant to the terms thereof, and to all of the terms and conditions of this Agreement. The Option shall not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Exercise Price is, in the judgment of the Committee, not less than one hundred percent (100%) of the Fair Market Value of a share of the Common Stock on the Effective Date.
2.    Exercise. Subject to the provisions, limitations and other relevant provisions of the Plan and of this Agreement, and the earlier expiration of the Option as herein provided, Employee may exercise the Option to purchase some or all of the Shares as follows:
(a)    The Option shall become exercisable in three cumulative equal annual installments as follows:
(i)    on the first anniversary of the Effective Date, the right to purchase one-third of the aggregate number of Shares shall become exercisable without further action by the Committee;
(ii)    on the second anniversary of the Effective Date, the right to purchase an additional one-third of the aggregate number of Shares shall become exercisable without further action by the Committee; and
(iii)    on the third anniversary of the Effective Date, the right to purchase the remaining one-third of the aggregate number of Shares shall become exercisable without further action by the Committee.
(b)    Notwithstanding any other provision of this Agreement, the unexercised portion of the Option, if any, will automatically and without notice terminate and become null and void upon the expiration of ten (10) years from the Effective Date of the Option.
(c)    Any exercise by Employee of the Option, or portion thereof, shall be conducted by delivery of an irrevocable notice of exercise to the Company or its designee as provided in the Plan. In no event shall Employee be entitled to exercise the Option for less than a whole Share.
(d)    Upon Corporate Change, if the Committee seeks to terminate the Agreement under Section XIII(b)(2) of the Plan, the Committee will comply with Section XIII(b)(3) of the Plan to assess value of the Agreement.
3.    Termination of Employment. The Option may be exercised only while Employee remains an employee of the Company and will terminate and cease to be exercisable upon Employee’s termination of employment with the Company, except that:
(a)    if Employee shall die while in the employ of the Company, the Option awarded hereunder shall immediately vest with respect to all of the remaining Shares and become fully exercisable without further action by the Committee, and Employee’s legal representative, or the person, if any, who acquired the Option by bequest or inheritance or by reason of the death of Employee, may exercise the Option, to the extent not previously exercised, in respect of any or all such Shares at any time up to and including the date twelve (12) months after the date of death, or the end of the option term, whichever is less, after which date the Option will automatically and without notice terminate and become null and void; and

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EXHIBIT 10.5

(b)    if Employee is determined to be disabled (as defined in the Company’s long term disability program or plan in which Employee is a participant or, if Employee does not participate in any such plan, as defined in the Dynegy Inc. Long Term Disability Plan, as amended, or the successor plan thereto), the Option awarded hereunder shall immediately vest with respect to all of the remaining Shares and become fully exercisable without further action by the Committee, and Employee may exercise the Option, to the extent not previously exercised, in respect of any or all such Shares at any time up to and including the date twelve (12) months after the date of such determination, or the end of the option term, whichever is less, after which date the Option will automatically and without notice terminate and become null and void; and
(c)    if Employee’s employment with the Company terminates by reason of dismissal by the Company for Cause and at a time when Employee was entitled to exercise the Option, Employee may exercise the Option, to the extent not previously exercised, with respect to any or all such number of Shares as to which the Option was exercisable as of the date of Employee’s termination of employment, at any time up to and including the date thirty (30) days after the date of termination by reason of dismissal by the Company for Cause, or the end of the option term, whichever is less, after which date the Option will automatically and without notice terminate and become null and void; and
(d)    if Employee’s employment with the Company terminates by reason of resignation by the Employee (except as otherwise provided in Section 3 (f) and (h) below) and at a time when Employee was entitled to exercise the Option, Employee may exercise the Option, to the extent not previously exercised, with respect to any or all such number of Shares as to which the Option was exercisable as of the date of Employee’s termination of employment, at any time up to and including the date thirty (30) days after the date of termination by reason of such resignation, or the end of the option term, whichever is less, after which date the Option will automatically and without notice terminate and become null and void; and
(e)    if Employee’s employment with the Company terminates by reason of Involuntary Termination, as such term is defined below, the Option awarded hereunder shall immediately vest with respect to all remaining Shares and become fully exercisable without further action of the Committee, and Employee may exercise the Option, to the extent not previously exercised, at any time up to and including the date twelve (12) months after the date of such termination of employment, or the end of the option term, whichever is less, after which date the Option will automatically and without notice terminate and become null and void; and
(f)    if Employee’s employment with the Company terminates on April 30, 2018, as provided in Section 3 of his Employment Agreement, the Option awarded hereunder shall immediately vest with respect to all remaining Shares and become fully exercisable without further action of the Committee, and Employee may exercise the Option, to the extent not previously exercised, at any time up to and including the last day of the option term as designated in Section 2(b) above; and
(g)    if the Employee’s employment with the Company terminates as a result of an Involuntary Termination within six months following a Corporate Change, the Option shall become fully vested and immediately exercisable in full on the effective date of the Corporate Change, and such Option shall remain exercisable from such date for the lesser of: (A) twelve (12) months from the date of such Corporate Change; (B) the remaining period of time for exercise of the Option hereunder (irrespective of any mandatory exercise period specified herein that would otherwise be triggered by the termination of employment of such Employee); or (C) such period of time (which period of time may end as early as the consummation of a Corporate Change) as the Committee may determine in connection with or in contemplation of a Corporate Change in the exercise of its discretion under the Plan, with respect to which the Committee has the discretion to, among other things, require the surrender of stock options (which surrender may be in exchange for a cash payment, if applicable) and to cancel such stock options upon the consummation of a Corporate Change; and
(h)    if the Employee’s employment with the Company terminates by reason of retirement following the date on which such Employee has (I) reached sixty (60) years of age and (II) completed at least ten (10) years of service as an employee of the Company, the Option awarded hereunder shall immediately vest with respect to all remaining Shares and become exercisable without further action of the Committee, and Employee may exercise the Option, to the extent not previously exercised, beginning on the later of the termination date or original vesting date up to and including the date twelve (12) months after the later of the termination date or the date of the original vesting date, or the end of the option term, whichever is less, after which date the Option will automatically and without notice terminate and become null and void.
(i)    For purposes of this Agreement:

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“Involuntary Termination” shall have the same meaning as specified in the Dynegy Inc. Severance Plan.
4.    Registration. The Company intends to register the Shares for issuance under the Securities Act of 1933, as amended (the “Act”), and to keep such registration effective throughout the period the Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of the Shares will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of the Option, Employee (or the person permitted to exercise the Option in the event of Employee’s death or incapacity), if requested by the Company to do so, will execute and deliver to the Company, in writing, such agreements and other documents containing such provisions as the Company may require to assure compliance with applicable securities laws.
Employee agrees that the Shares will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Employee also agrees that (a) the certificates representing the Shares, if any, may bear such legend or legends as the Committee in its sole discretion deems appropriate in order to assure compliance with applicable securities laws, and (b) the Company may refuse to register transfer of the Shares on the stock transfer records of the Company, and may give related instructions to its transfer agent, if any, to stop registration of such transfer, if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law.
5.    Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of (a) the Company, (b) an Affiliate (as such term is defined in the Plan), or (c) a corporation (or a parent or subsidiary of such corporation) assuming or substituting a new option for the Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee in its sole discretion, and its determination shall be final and binding on all parties.
6.    Withholding Taxes. As a condition to the issuance of Shares upon exercise of this Option, the Employee hereby agrees that, if the Company determines that it is or could be obligated to withhold any tax in connection with the exercise of this Option, or in connection with the transfer of, or the lapse of restrictions on, any Shares or other property acquired pursuant to the Option, by Employee’s acceptance hereof, Employee hereby (a) agrees to reimburse the Company or any Affiliate by which Employee is employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of Employee’s exercise of the Option, or (b) authorize the Company or any Affiliate by which Employee is employed to withhold from any cash compensation paid to Employee or in Employee’s behalf, an amount sufficient to discharge any federal, state and local taxes imposed on the Company, or the Affiliate by which Employee is employed, and which otherwise has not been reimbursed by Employee, in respect of Employee’s exercise of the Option.  If Employee fails to satisfy the Company’s tax withholding and deposit obligation pursuant to the preceding sentence, the Company shall effect such withholding by retaining Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.
7.    Miscellaneous.
(a)    This grant is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling. In the event of any conflict or inconsistency between the terms hereof and the terms of the Dynegy Inc. Severance Plan, including any amendments or supplements thereto, the terms hereof shall be controlling.
(b)    This grant is not a contract of employment and the terms of Employee’s employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company or on any Affiliate to continue Employee’s employment, and it shall not impose any obligation on Employee’s part to remain in the employ of the Company or of any Affiliate.
(c)    All references in this Agreement to any “corporation” shall include a corporation, a general partnership, a joint venture, a limited partnership, a business trust or any other lawful business entity.
(d)    Any notices or other communications provided for in this Agreement shall be sufficient if in writing. In the case of Employee, such notices or communications shall be effectively delivered when hand delivered to Employee at his or her principal place of employment or when sent by registered or certified mail to Employee at the last address Employee has filed with the Company. In the case of the Company, such notices or communications shall be effectively delivered when sent by registered or certified mail to the Company at its principal executive offices.

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8.    Amendment. This Agreement may not be amended except by an agreement in writing signed by each of the Company and Employee consenting to such amendment. Notwithstanding the preceding, if it is subsequently determined by the Committee, in its sole discretion, that the terms and conditions of this Agreement and/or the Plan are not compliant with Code Section 409A, or any Treasury regulations or Internal Revenue Service guidance promulgated thereunder, this Agreement and/or the Plan may be amended by the Company accordingly.
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EXHIBIT 10.5

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Employee has agreed to and accepted the terms of this Agreement*, all as of the date first above written.
DYNEGY INC.
By:    /s/ Julius Cox
Name:    Julius Cox
Title:    Executive Vice President and CAO
*Employee has agreed to and accepted the terms of this Agreement utilizing online grant acceptance capabilities with E*Trade Financial, the Company’s restricted stock administrator.

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